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EXHIBIT 99.1

        LETTER OF TRANSMITTAL

OFFER TO EXCHANGE
9 3/8% DEBENTURES DUE 2021 (CUSIP NO. 149123 AZ4) AND
8% DEBENTURES DUE 2023 (CUSIP NO. 149123 BD2)
FOR
UP TO $500,000,000 DEBENTURES DUE 2035 (CUSIP NO.        )

          THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY    , 2005, UNLESS EXTENDED BY CATERPILLAR (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE "EXPIRATION DATE"). IN ORDER TO BE ELIGIBLE TO RECEIVE THE EARLY PARTICIPATION PAYMENT, HOLDERS OF OLD DEBENTURES MUST TENDER THEIR OLD DEBENTURES ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER    , 2004, UNLESS EXTENDED BY CATERPILLAR (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE "EARLY PARTICIPATION DATE").

Delivery to:

CITIBANK, N.A.
As Exchange Agent

By Registered or Certified Mail:	By Hand and Overnight Courier:
111 Wall Street, 15th Floor New York, New York 10043 Attention: Agency and Trust	111 Wall Street, 15th Floor New York, New York 10005 Attention: Agency and Trust
By Facsimile (for eligible institutions only):	Confirm by Telephone:
(212) 657-1020	(800) 422-2066 (toll free)

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

        The undersigned acknowledges that he or she has received and reviewed the prospectus, dated            , 2004 (the "Prospectus"), of Caterpillar Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its outstanding 9 3/8% Debentures due March 15, 2021 (the "9 3/8% Debentures") and its outstanding 8% Debentures due February 15, 2023 (the "8% Debentures", and together with the 9 3/8% Debentures, the "old debentures"), into Debentures due January    , 2035 (the "new debentures"), upon the terms and subject to the conditions described in the Prospectus and the Letter.

        The Company wants to encourage holders to tender early. Accordingly, the total exchange price, for each $1,000 principal amount of old debentures tendered and accepted, includes an early participation payment of $                  in the case of 9 3/8% Debentures, or $                  in the case of 8% Debentures, which payment shall be in cash (the "early participation payment"). Holders who validly tender old debentures of a series on or prior to 5:00 p.m., New York City time, on the early participation date and do not validly withdraw their tenders will receive the early participation payment for that series. Holders who validly tender old debentures of a series after the early participation date and do not validly withdraw their tenders will not receive the portion of the total exchange price attributable to the early participation payment for that series. New debentures will be issued in minimum denominations of $1,000 and integral multiples of $1,000. If, under the terms of the Exchange Offer, any tendering holder is entitled to receive new debentures in a principal amount that is not an integral multiple of $1,000, the Company will round downward the amount of new debentures to the nearest integral multiple of $1,000 and pay the difference in cash.

        Assuming the Company has not previously elected to terminate the Exchange Offer, in its sole and absolute discretion and subject to the conditions described in the section of the Prospectus entitled "The Exchange Offer—Conditions to the Exchange Offer," the Company will exchange the outstanding old debentures validly tendered and not validly withdrawn for new debentures, up to an aggregate principal amount of $500,000,000. The Exchange Offer is subject to the requirement that the Company receives valid tenders, not validly withdrawn prior to the expiration date, of at least $150,000,000 aggregate principal amount of old debentures.

        Old debentures tendered before the early participation date may be withdrawn at any time prior to the early participation date. Old debentures tendered after the early participation date may be withdrawn at any time prior to the expiration date. See the sections of the Prospectus entitled "The Exchange Offer—Terms of the Exchange Offer;" "—Expiration, Amendment and Termination of the Exchange Offer;" "—Procedures for Tendering Old Debentures" and "—Withdrawal Rights" for a more complete description of the tender and withdrawal provisions.

        This Letter is to be completed by a holder of old debentures either if certificates for such old debentures are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer—Book-Entry Transfers" and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of the confirmation of book-entry tender of old debentures into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The method of delivery of old debentures, Letters of Transmittal and all other required documents is at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or old debentures should be sent to the Company.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

☐
CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

Account Number

Transaction Code Number

        By crediting the old debentures to the Exchange Agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the old debentures acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such old debentures all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

        List below the old debentures to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of the old debentures should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD DEBENTURES

1 Name(s) and Address(es) of Certificate Holder(s) Please fill-in Number(s)*	2 Series and Aggregate Principal Amount of Old Debenture[s]**	3 Principal Amount Tendered***

*	Need not be completed if old debentures are being tendered by book-entry transfer.
**	Please specify if you are tendering 9 3/8% Debentures (CUSIP No. 149123 AZ4) or 8% Debentures (CUSIP No. 149123 BD2)
***	Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the old debentures represented by the old debentures indicated in column 2. See Instruction 2. Old debentures due tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of old debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the old debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such old debentures as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered old debentures, with full power of substitution, among other things, to cause the old debentures to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old debentures, and to acquire new debentures issuable upon the exchange of such tendered old debentures, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that the undersigned is the owner of the old debentures.

        The undersigned acknowledges that the Company's acceptance of old debentures validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the old debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled "The Exchange Offer—Withdrawal Rights."

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the new debentures (and, if applicable, substitute certificates representing old debentures for any old debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of old debentures, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the new debentures (and, if applicable, substitute certificates representing old debentures for any old debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Debentures."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD DEBENTURES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY if certificates for old debentures not exchanged and/or new debentures are to be issued in the name of someone other than the person or persons whose signatures(s) appear(s) within this Letter, or if old debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

          Issue new debentures and/or old debentures to:

Name	(Please Type or Print)
(Please Type or Print)
Address	(Zip Code)
(Complete Substitute Form W-9)
Credit unexchanged old debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.
(Book-Entry Transfer Facility Account Number, If Applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY if certificates for old debentures not exchanged and/or new debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter or to such person or persons at an address other than shown in the box entitled "Description of Old Debentures" above.

          Mail new debentures and/or old debentures to:

Name	(Please Type or Print)
(Please Type or Print)
Address
(Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OLD DEBENTURES FOR EXCHANGE, HOLDERS OF OLD DEBENTURES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

        Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  PLEASE SIGN HERE
  (to be completed by all tendering holders)
  (complete and sign accompanying substitute Form W-9 on reverse side)

X
X
Signature(s) of Owner
Date
Area Code and Telephone Number

              This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the old debentures hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)
Capacity:
Address:
(Including Zip Code)
Principal place of business (if different from address listed above):

(Including Zip Code)
Area Code and Telephone No.: ( ):
Tax Identification or Social Security Nos.:

Signature Guarantee
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)
Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.
Delivery of this Letter and Old Debentures.

        This Letter is to be completed by holders of old debentures either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Prospectus entitled "The Exchange Offer—Book-Entry Transfers" and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant. Certificates for all physically tendered old debentures, or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the expiration date. Old debentures tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

        The method of delivery of this Letter, the old debentures and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If old debentures are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date. See the section of the Prospectus entitled "The Exchange Offer."

2.
Partial Tenders (not applicable to debenture holders who tender by book-entry transfer).

        If less than all of the old debentures evidenced by a submitted certificate are to be tendered, the tendering holders should fill in the aggregate principal amount of old debentures to be tendered in the box above entitled "Description of Old Debentures—Principal Amount Tendered". A reissued certificate representing the balance of nontendered old debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the expiration date. All of the old debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.
Signatures; Signature Guarantees: Endorsements and Instruments of Transfer.

        If this Letter is signed by the registered holder of the old debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates as the holder of such old debentures without any change whatsoever. If this letter is signed by a participant in DTC whose name is shown on a security position listing as the owner of old debentures tendered hereby, the signature must correspond exactly with the name shown on the security listing position as the owner of such old debentures.

        If any tendered old debentures are owned of record by two or more joint owners, all of such owners must sign this Letter. If any tendered old debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        If this Letter or any certificates or instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Signatures on this Letter must be guaranteed by an Eligible Institution, unless the old debentures are tendered (1) by a registered holder, or by a participant in DTC whose name appears on the most recent security listing position as the holder, of such old debentures, who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter, or (2) for the account of an Eligible Institution. "Eligible Institution" means an institution which is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended and is a member of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

        Endorsements and Instruments of Transfer. If this Letter is signed by the registered holder, or the participant in DTC whose name appears on the most recent security listing position as the holder, of the old debentures tendered hereby, no endorsements of certificates representing old debentures or instruments of transfer are required. If this Letter is signed by (1) a person other than the registered holder, or the participant in DTC whose name appears on the most recent security listing position as the holder, of the old debentures, or (2) by such holder but the new debentures are to be issued, or any untendered old debentures are to be reissued, to a person other than such holder, the certificates representing such old debentures must be endorsed or appropriate instruments of transfer must be provided, in either case signed exactly as the name of such holder appears on the certificates or the security listing position. Signatures on such certificates or instruments of transfer must be guaranteed by an Eligible Institution.

4.
Special Issuance and Delivery Instructions.

        Tendering holders of old debentures should indicate in the applicable box the name and address to which new debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing old debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Debenture holders tendering old debentures by book-entry transfer may request that old debentures not exchanged be credited to such account maintained at DTC as such debenture holder may designate hereon. If no such instructions are given, such old debentures not exchanged will be returned to the name and address of the person signing this Letter.

5.
Taxpayer Identification Number and Backup Withholding.

        If you are receiving an early participation payment, federal income tax law generally requires that a tendering holder whose old debentures are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, any payment made to a holder may be subject to backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained. In addition, a holder who fails to provide a correct TIN or an adequate basis for exemption may be subject to a penalty of $50, which is not refundable.

        To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

        If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Writing "Applied For" will not prevent backup withholding. A tendering holder who must complete Substitute Form W-9 must provide a correct TIN before a payment is made, or backup withholding may be applied.

        If the old debentures are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

        Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6.
Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of old debentures to it or its order pursuant to the Exchange Offer. If, however, new debentures and/or substitute old debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the old debentures tendered hereby, or if tendered old debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of old debentures to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the old debentures specified in this Letter.

7.
Waiver of Conditions.

        The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.
No Conditional Tenders; Defects.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of old debentures, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their old debentures for exchange.

        Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of old debentures nor shall any of them incur any liability for failure to give any such notice.

9.
Mutilated, Lost, Stolen or Destroyed Old Debentures.

        Any holder whose old debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.
Withdrawal Rights.

        Old debentures tendered before the early participation date may be withdrawn at any time prior to the early participation date. Old debentures tendered after the early participation date may be withdrawn at any time prior to the expiration date.

        For a withdrawal of tendered old debentures to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the early participation date, in the case of old debentures tendered prior to the early participation date, or prior to 5:00 p.m., New York City time, on the expiration date, in the case of old debentures tendered after the early participation date but prior to the expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the old debentures to be withdrawn (the "Depositor"), (ii) identify the old debentures to be withdrawn (including the principal amount of such old debentures), (iii) contain a statement that such holder is withdrawing such holder's election to have such old debentures exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such old debentures were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the old debentures register the transfer of such old debentures in the name of the person withdrawing the tender, and (v) specify the name in which such old debentures are registered, if different from that of the Depositor. If old debentures have been tendered pursuant to the procedure for book-entry transfer set forth in the section of the Prospectus entitled "The Exchange Offer—Book-Entry Transfers," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn old debentures and otherwise comply with the procedures of such facility. If certificates for old debentures have been delivered or otherwise identified to the exchange agent, then, prior to the release of those certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless that holder is an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any old debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no new debentures will be issued with respect thereto unless the old debentures so withdrawn are validly retendered. Any old debentures that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of old debentures tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in the section of the Prospectus entitled "The Exchange Offer—Book-Entry Transfers," such old debentures will be credited to an account maintained with DTC for the old debentures) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn old debentures may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the early participation date or expiration date, as applicable.

11.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number indicated above. Requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Information Agent at the address and telephone number set forth below. A holder of old debentures may also contact Banc of America Securities LLC or Merrill Lynch & Co. at their respective telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD DEBENTURES WHO ARE RECEIVING EARLY PARTICIPATION PAYMENTS.

PAYOR'S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
Part 1—PLEASE PROVIDE YOUR TIN (OR, IF AWAITING A TIN, CHECK THE BOX) IN THE BOX AT RIGHT, PROVIDE YOUR NAME AND ADDRESS, AND CERTIFY BY SIGNING AND DATING BELOW.

Name:

Address:

City:

	State and ZIP Code:	Social Security Number OR Employer Identification Number Check here if a TIN has been applied for, and see NOTE below ☐

Payor's Request for Taxpayer Identification Number (TIN)
Part 2—For Payees Exempt From Backup Withholding (See Instructions)

Part 3—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. IF YOU CHECKED THE BOX STATING THAT A TIN HAS BEEN APPLIED FOR, YOU MUST STILL PROVIDE A CORRECT TIN TO THE PAYOR BEFORE A REPORTABLE PAYMENT IS MADE TO AVOID BACKUP WITHHOLDING.

        Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

Citibank, N.A.

By Registered or Certified Mail: 111 Wall Street, 15th Floor New York, New York 10043 Attention: Agency and Trust	By Hand and Overnight Courier: 111 Wall Street, 15th Floor New York, New York 10005 Attention: Agency and Trust
By Facsimile (for eligible institutions only): (212) 657-1020	Confirm by Telephone: (800) 422-2066 (toll free)

        Questions and requests for assistance or for additional copies of this Exchange Offer or the Letter of Transmittal may be directed to the Information Agent at the telephone number and address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation

65 Broadway-Suite 704
New York, New York 10006
Attention: Corporate Affairs

Banks and brokers: (212) 430-3774
Toll free: (866) 470-3800

The Dealer Managers for the Exchange Offer are:

Banc of America Securities LLC 214 North Tryon Street, 15th Floor Charlotte, North Carolina 28255 Attention: Liability Management Group (866) 475-9886 (toll free) (704) 387-1004 (call collect)	Merrill Lynch & Co. 4 World Financial Center New York, New York 10080 Attention: Liability Management Group (888) 654-8637 (toll free) (212) 449-4914 (call collect)

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer
Citibank, N.A.